OAK BROOK CAPITAL I, INC.

     THIS PRE-INCORPORATION CONSULTATION AND
SUBSCRIPTION AGREEMENT ("Agreement") is made and entered into this 15th day of May, 1998, by and between Gerard Werner and Mark T. Thatcher.

     WHEREAS, the parties desire to form a corporation pursuant to the laws of the State of Colorado, under the name of Oak Brook Capital
I, Inc. (the "Company"), to engage, in the business of acting as a capital market access vehicle by registering its securities with the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934, and thereafter seeking to acquire one or more existing businesses through merger or acquisition; and

     WHEREAS, the parties desire to subscribe for the acquisition of stock to be issued upon formation of the Company, and have mutually agreed that the consideration for the issuance of such shares shall be pre-incorporation services and assistance to the Company relating to its formation, determination of an appropriate capital structure, and in developing its business plan.

     NOW, THEREFORE, in consideration of the foregoing, and in consideration of the mutual covenants and promises hereinafter set forth, it is agreed as follows:

1. Agreement to Form Corporation. The undersigned parties hereby agree to form a corporation pursuant to the laws of the State of Colorado, under the name of OAK BROOK CAPITAL I, INC. (the "Company"). The corporation shall be formed for the purpose of acting as a capital market access vehicle by registering its securities with the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934, and thereafter seeking to acquire one or more existing businesses through merger or acquisition.

2. Preincorporation Services. By execution of this Agreement, each of the undersigned hereby agrees to provide such services as may be necessary or appropriate prior to the incorporation of the Company, for purposes of determining the feasibility of, and completing, the Company's business plan, including, but not limited to, determining the Company's capital needs, establishing an appropriate capital structure, investigating the likelihood of finding a suitable merger or acquisition target, reviewing applicable legal and regulatory restrictions imposed by the Securities and Exchange Commission, the National Association of Securities Dealers, and other governmental or regulatory organizations, and the like.

3. Agreement to Serve as Incorporator. By execution of this Agreement, Mark T. Thatcher hereby agrees to serve as incorporator of the Company and to provide services in conjunction with its incorporation and in conjunction with the preparation of all necessary organizational documents, including, but not limited to, articles of incorporation, bylaws, subscription agreements, organizational meeting minutes, and the like.

4. Agreement to Serve as Officers and Directors. By execution of this Agreement, Mark T. Thatcher and Gerard Werner hereby agree to serve as officers and directors of the Company following its incorporation, and in that capacity, to assume responsibility for implementation of the Company's business plan.

5. Consideration. As consideration for the services described herein, upon formation of the Company, the undersigned shall cause the Company to issue and deliver to each of the parties hereto, and each of the parties hereto hereby agrees to accept the following as full consideration for the services rendered:

                       Description of
Name                   Securities            Value

Mark T. Thatcher       552,600 Units<F1>     $30,000<F2>
Gerard Werner          552,600 Units         $30,000

Total                  1,000,000 Units       $60,000.00

<F1>Each unit consists of one share of Common Stock.

<F2>The agreed upon fair market value of the Units for purposes of this
Agreement is $0.0038 per Unit. Accordingly, upon issuance such Units shall be valued on the books of the Company at $0.0038 per Unit.

6. Exemption from Registration. The parties hereto intend and agree that this Agreement shall serve as a written compensatory contract which, upon formation of the Company, satisfies the requirements of Rule 701 adopted by the Securities and Exchange Commission under the Securities
Act of 1933, as amended. Accordingly, it is the intent of the parties that the exemption from registration provided by Rule 701 shall be applicable to the issuance of the Units.

7. Representations and Acknowledgments. The parties hereto make the following representations and acknowledgments:

(a) Neither the Units, nor the underlying securities shall, upon issuance, have been registered under the Securities Act of 1933, as amended (the "Act"), or under any State Blue Sky or securities laws and only the Company can register such securities under the Act or under applicable State Blue Sky or securities laws.

(b) Upon issuance, the Units and the underlying securities shall constitute "restricted securities" as that term is defined in Rule 144 under the Act.

(c) Following issuance, neither the Units nor the underlying securities may be sold or transferred for value without registration under the Securities Act of 1933, as amended, or under applicable State blue sky or securities laws, or in the absence of an opinion of counsel acceptable to the Company that such registration is not required under such Act or Acts, and it is not anticipated that the Company will, at any time, seek to register the Units or the underlying securities under the Act or under any applicable state blue sky or securities laws.

(d) Following its formation and the issuance of the Units, the Company may, from time to time, make stop transfer notations in the Company's records to assure compliance with the Act and any applicable State blue sky or securities laws.

(e) In accordance with the foregoing restrictions, the parties hereby agree that a legend substantially to the effect of the following may be placed upon all certificates representing the shares and the warrants comprising the Units:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER
OTHER SECURITIES LAWS.  SUCH SECURITIES HAVE BEEN
ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD,
TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS (i)
THEY SHALL HAVE BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE
SECURITIES ACT, OR (ii) THE COMPANY SHALL HAVE BEEN
FURNISHED WITH AN OPINION OF COUNSEL, SATISFACTORY
TO COUNSEL FOR THE COMPANY, THAT REGISTRATION IS
NOT REQUIRED UNDER ANY OF SUCH ACTS."

(f) The parties hereto are acquiring the Units upon issuance solely for their own account and not on behalf of any other person.

(g) The parties hereto are acquiring the Units upon issuance for investment purposes and not with the present intent of reselling or otherwise distributing the Units or the underlying securities.

(h) By execution of this Agreement, the parties hereto agree to execute and deliver to the Company, following its formation, any document, or do any other act or thing, which the Company may reasonably request in connection with the acquisition of the Units.

8. Assignment. None of the parties hereto, or their heirs, executors, representatives or assigns shall sell, assign, create a security interest in, pledge, or otherwise transfer or encumber the Units to be issued hereunder, or the underlying securities, without the express prior written consent of each of the other parties hereto.

9. Colorado Law. This Agreement shall be governed by, and construed in accordance with the laws of the State of Colorado.

10. Binding Effect. This Agreement shall inure to the benefit of, and be binding upon the parties, and their respective heirs, executors, representatives and permitted assigns.

11. Entire Agreement. This Agreement supersedes all agreements previously made between the parties relating to its subject matter. There are no other understandings or agreements between the parties.

IN WITNESS WHEREOF, this Preincorporation Consultation and
Subscription Agreement Regarding OAK BROOK CAPITAL I, INC., has been executed as of the day and year first above written.


/s/Mark T. Thatcher

/s/Gerard Werner